Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is dated this 14th day of October, 2014, by and between CONTRAVIR PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and                          (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase an aggregate 900,000 shares of Series A Convertible Preferred Stock of the Company (the “Shares”) for an aggregate purchase price of $9,000,000 (the “Purchase Price”) and the Company desires to sell the Shares to the Purchaser (the “Sale”), all on the terms and conditions set forth in this Agreement; and

WHEREAS, the reliance upon the representations made by each of the Purchaser and the Company in this Agreement, the transactions contemplated by this Agreement are such that the offer and sale of securities by the Company under this Agreement will be exempt from registration under applicable United States securities laws as a result of this Sale being undertaken pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

Section 1.  Sale.  Subject to and upon the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase the Shares and the Company agrees to sell the Shares to the Purchaser.

1.1  Closing.  On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase the Shares at the Purchase Price.  The closing of the Sale shall occur on October 14, 2014, or as soon thereafter as the parties may mutually agree in writing (the “Closing Date”), subject to the provisions of Section 4 and Section 5 herein.  The Shares issuable upon closing shall bear a restrictive legend as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IF SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH

STATE SECURITIES LAWS AFTER PROVIDING AN OPINION OF COUNSEL TO SUCH EFFECT.

THE SHARES AND THE SHARES OF COMMON STOCK UNDERLYING THE SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH, THE PROVISIONS OF SECTION 6 OF THE STOCK PURCHASE AGREEMENT, DATED OCTOBER 14, 2014, BY AND BETWEEN THE COMPANY AND             , A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

1.2  Section 4(a)(2).  Assuming the accuracy of the representations and warranties of each of the Company and the Purchaser set forth in Sections 2 and 3 of this Agreement, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Sale qualifies as a sale of securities under Section 4(a)(2) of the Securities Act.

1.3  Deliveries.

(a)                                 On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)                                     this Agreement duly executed by the Company; and

(ii)                                  the Shares, registered in the name of such Purchaser.

(b)                                 On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                                     this Agreement duly executed by such Purchaser; and

(ii)                                  the Purchase Price by wire transfer to the account specified by the Company.

Section 2.  Representations and Warranties of the Company.  The Company represents and warrants to the Purchaser that:

2.1  Organization and Qualification.  The Company and each of the subsidiaries of the Company (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company, nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any documents executed in connection herewith (the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.2  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3  Issuance of Shares.  The issuance of the Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable shares of the common stock of the Company.  Assuming the truth and accuracy of each of the representations and warranties of the Purchaser contained in Section 3 of this Agreement, the issuance by the Company of the Shares is exempt from registration under the Securities Act.

2.4  No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any options, contracts, agreements, liens, security interests, or other encumbrances (“Liens”) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5  Acknowledgment Regarding the Sale.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Purchaser or any of their representatives or agents in connection with this Agreement is merely incidental to the Sale.

2.6  SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.7  Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

2.8  Filings, Consents and Approvals.  Other than as set forth on Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the notice and/or application(s) to each applicable Trading Market for the issuance and the listing of the Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”).

2.9  Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

2.10  Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

2.11  Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.12  Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other

Person with respect to the transactions contemplated by the Transaction Documents.

2.13  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.14  Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that the Purchaser makes no nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

2.15  No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Sale to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

2.16  Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the issuance or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 3.  Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Company that:

3.1  No Public Sale or Distribution.  The Purchaser is acquiring the Shares in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws.  The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in the Shares.

3.2  Accredited Investor and Affiliate Status.  The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.  The Purchaser is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) (an “Affiliate”) or (c) a “beneficial owner” of more than 10% of the common stock (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.3  Reliance on Exemptions.  The Purchaser understands that the Sale is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to complete the Sale and to acquire the Shares.

3.4  Information.  The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Sale which have been requested by the Purchaser.  The Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained herein.  The Purchaser acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Purchaser, and the Purchaser has not relied on any statement of the Company not contained in such documents in connection with the Purchaser’s decision to enter into this Agreement and the Sale.

3.5  Risk.  The Purchaser understands that its investment in the Shares involves a high degree of risk.  The Purchaser is able to bear the risk of an investment in the Shares including, without limitation, the risk of total loss of its investment.  The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Sale.  There is no assurance that the Shares will continue to be quoted, traded or listed for trading or quotation on the OTCBB or on any other organized market or quotation system.

3.6  No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Sale or the fairness or suitability of the investment in the Shares.

3.7  Organization; Authorization.  The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

3.8  Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms.  The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not result in a violation of the organizational documents of the Purchaser.

3.9  Prior Investment Experience.  The Purchaser acknowledges that it has prior investment experience, including investment in securities of the type being sold, including the Shares, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10  Tax Consequences.  The Purchaser acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Purchaser which will result from entering into the Agreement and from consummation of the Sale.  The Purchaser acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Sale.

3.11  No Registration, Review or Approval.  The Purchaser acknowledges, understands and agrees that the Shares are being sold hereunder pursuant to an offer exemption under Section 4(a)(2) of the Securities Act.

Section 4.  Conditions Precedent to Obligations of the Company.  The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

4.1  Delivery.  The delivery by the Purchaser of the items set forth in Section 1.3(b).

4.2  No Prohibition.  No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement; and

4.3  Representations.  The accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein).

Section 5.  Conditions Precedent to Obligations of the Purchaser.  The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

5.1  Delivery.  The delivery by the Company of the items set forth in Section 1.3(a).

5.2  No Prohibition.  No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

5.3  Representations.  The accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein); and

5.4  Trading.  From the date hereof to the relevant Closing Date, trading in the Company’s common stock shall not have been suspended by the SEC or any trading market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or California authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser makes it impracticable or inadvisable to purchase the Shares at the closing.

Section 6.  Lock-Up.  The Shares and the shares of common stock underlying the Shares (the “Lock-up Shares”) shall be subject to a lock-up beginning on the Closing Date and ending eighteen (18) months after such date (the “Lockup Period”). Each holder shall not without prior written consent, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Lock-up Shares acquired pursuant to the Agreement or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Lock-up Shares, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Lock-up Shares. This Lock-up restriction shall not apply to any distribution or dividend of the Shares from the Purchaser to any of its stockholders or affiliates; provided, however, that any transferees of the Shares and the Lock-up Shares shall be subject to the restrictions in this Section 6.

Section 7.  Registration.  At any time up to one year from date of issuance of the Shares, the Company, at its discretion, can offer to register for resale the shares of common stock underlying the Shares at its expense on Form S-3 (except if the Company is not then eligible to register for resale such shares on Form S-3, in which case such registration shall be on another appropriate form).

Section 8.  Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be construed under the laws of the state of New York, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction.  The Company and the Purchaser each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York.  The Company and the Purchaser each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts.  THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 9.  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 10.  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 11.  Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 12.  Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 13.  Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one calendar day (excluding Saturdays, Sundays, and national banking holidays) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The addresses and facsimile numbers for such communications shall be:

If to the Company:

ContraVir Pharmaceuticals, Inc.
399 Thornall Street, First Floor
Edison, New Jersey 08837
Attn: James Sapirstein

Fax:
e-mail: jsapirstein@contravir.com

With a copy (which shall not constitute notice) to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Attn: Jeffrey Fessler, Esq.

If to the Purchaser:

Attn:

Fax:
e-mail:

With a copy (which shall not constitute notice) to:

or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 14.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares.  The Purchaser may assign some or all of their rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Purchaser hereunder with respect to such assigned rights.

Section 15.  No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 16.  Survival of Representations.  The representations and warranties of the Company and the Purchaser contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

Section 17.  Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONTRAVIR PHARMACEUTICALS, INC.

By:
Name:
Title:

By:
Name:
Title: